UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-09637

Name of Fund:	BlackRock Large Cap Series Funds, Inc.
Black Rock Advantage Large Cap Core Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Large Cap Series Funds, Inc., 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2022

Date of reporting period: 05/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2022

2022 Annual Report

BlackRock Large Cap Series Funds, Inc.

•	BlackRock Advantage Large Cap Core Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices generally fell, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates twice while indicating that additional future increases were likely. Furthermore, the Fed wound down its bond-buying programs and set a timetable to begin reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have significant room to rise before peaking.

Furthermore, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe sharp increases in energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation. However, markets have been primed to expect sharp tightening, which could weigh on valuations until central banks begin to tap the brakes.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderates our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we take a neutral stance on equities in the near-term. We are underweight credit long-term, but inflation-protected U.S. Treasuries should offer a measure of portfolio diversification better suited for an inflationary environment. We believe emerging market bonds denominated in local currencies also offer an opportunity, with solid income at attractive valuations.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(8.85)%	(0.30)%

U.S. small cap equities (Russell 2000® Index)	(14.70)	(16.92)

International equities (MSCI Europe, Australasia, Far East Index)	(6.80)	(10.38)

Emerging market equities (MSCI Emerging Markets Index)	(10.11)	(19.83)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.13	0.15

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.94)	(8.83)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.15)	(8.22)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.32)	(6.79)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.26)	(5.28)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2022	BlackRock Advantage Large Cap Core Fund

Investment Objective

BlackRock Advantage Large Cap Core Fund’s (the “Fund”) investment objective is to seek long-term capital growth. In other words, the Fund tries to choose investments that will increase in value.

On April 25, 2022, the Fund ceased to invest in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC, as part of a “master-feeder” structure and began to operate as a stand-alone fund. On February 8, 2022, the Board of Directors of the Fund approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

Portfolio Management Commentary

How did the Fund perform?

For the abbreviated annual reporting period from October 1, 2021 to May 31, 2022, Institutional Shares and Class K Shares outperformed their benchmark and Investor A Shares, Investor C Shares and Class R Shares underperformed their benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund struggled amid the rapidly changing environment seen in markets during the late part of 2021 and the beginning of 2022. A highly rotational market environment saw leadership shifting between valuation and secular growth preferences for much of 2021. A new inflation regime, with 40-year high inflation figures, drew the market’s attention. Given inflationary pressures and expected policy normalization, value styles became the dominant market driver during 2022.

The Fund’s performance was supported during the first half of the period as trend-based measures delivered positive results. However, performance weakened entering 2022 given the change in market dynamics and inflation concerns. Select sentiment measures related to investor flows struggled, particularly those that utilize informed investor insights which motivated an overweight to financial names that heavily detracted from performance. Further, insights that identify flows based on exchange-traded fund creation and redemptions motivated an underweight to information technology names and hampered stock selection within industrials, notably detracting from performance.

Russia’s invasion of Ukraine in February 2022 weighed significantly on global markets, bringing a surge in commodity prices and additional supply chain pressures. This resulted in weak performance of quality measures related to environmental, social and governance (“ESG”) factors, which were among the top detractors for the Fund during the period. Stock selection within utilities based on environmental measures that identify corporate green bond issuance struggled. Also, an underweight to healthcare stocks motivated by human capital insights such as those related to corporate culture and employee sentiment gathered from online platforms detracted from performance.

Additionally, given the numerous macro events with which investors had to contend, fundamental quality insights unsurprisingly declined for the period. Specifically, insights that evaluate company mentions of key performance indicators declined against the macro-led market backdrop.

While the Fund slightly underperformed, faster moving sentiment insights as well as fundamental value measures helped bolster returns. Stock selection driven by alternative data insights that evaluate online search trends motivated overweight exposures to health care and information technology names, which proved additive to performance. Similarly, insights based on mobile application usage and sentiment from conference call text also performed well given the evolving market environment.

In late 2021, market attention shifted from post-COVID reopening themes to the new inflationary regime, which was positive for some fundamental valuation insights as market preferences shifted towards value styles. More traditional valuation measures such as evaluating companies on the basis of earnings yield correctly positioned the portfolio within healthcare and industrial names. Similarly, stability-related insights that drove a preference for lower-risk securities performed well amid increasing market volatility, particularly during 2022.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities with enhanced signal constructs seeking to better identify emerging trends, such as sentiment around supply chain disruptions, wage inflation, consumer behavior changes and business sensitivity to the conflict in Ukraine. Additionally, new macro thematic insights were added that use historical observations of stagflation and policy normalization to motivate top-down positioning.

Describe portfolio positioning at period end.

Relative to the Russell 1000® Index, the Fund was positioned essentially neutrally from a sector perspective. The Fund had slight overweight positions in the information technology (hardware storage & peripherals) and utilities sectors and slight underweight positions in the communication services and materials (containers and packaging) sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

(c)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

Performance

	Average Annual Total Returns(a)(b)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	(2.95)%	N/A	12.54%	N/A	13.82%	N/A
Investor A	(3.16)	(8.25)%	12.26	11.06%	13.50	12.89%
Investor C	(3.90)	(4.67)	11.44	11.44	12.78	12.78
Class K	(2.89)	N/A	12.59	N/A	13.84	N/A
Class R	(3.44)	N/A	11.99	N/A	13.19	N/A
Russell 1000® Index	(2.71)	N/A	13.12	N/A	14.24	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Large Cap Core Fund.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Core Fund

Expense Example

	Actual			Hypothetical 5% Return(a)

	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Beginning Account Value (12/01/21)	Ending Account Value (05/31/22)	Expenses Paid During the Period(b)	Annualized Expense Ratio
Institutional	$1,000.00	$892.70	$3.40	$1,000.00	$1,022.54	$3.64	0.48%
Investor A	1,000.00	891.60	5.17	1,000.00	1,021.29	5.53	0.73
Investor C	1,000.00	888.70	10.47	1,000.00	1,017.55	11.18	1.48
Class K	1,000.00	893.20	3.05	1,000.00	1,022.79	3.26	0.43
Class R	1,000.00	890.40	6.94	1,000.00	1,020.04	7.41	0.98

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invested all of its assets in the Master Portfolio prior to April 25, 2022, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invested for a portion of the period.

See “Disclosure of Expenses” for further information on how expenses were calculated.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2022 (continued)	BlackRock Advantage Large Cap Core Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Microsoft Corp.	5.9%
Apple Inc.	5.6
Amazon.com, Inc.	2.7
Alphabet, Inc., Class A	2.0
Alphabet, Inc., Class C	1.6
Tesla, Inc.	1.6
Exxon Mobil Corp.	1.6
JPMorgan Chase & Co.	1.5
Bank of America Corp.	1.5
Visa, Inc., Class A	1.4

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Information Technology	26.7%
Health Care	14.7
Financials	12.6
Consumer Discretionary	9.9
Industrials	7.8
Communication Services	7.7
Consumer Staples	6.6
Energy	4.8
Real Estate	3.1
Utilities	3.0
Materials	2.1
Short-Term Securities	1.0

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

F U N D S U M M A R Y	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments May 31, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.8%
Boeing Co.(a)	54,100	$7,108,740
Curtiss-Wright Corp.	32,981	4,682,642
General Dynamics Corp.	157,108	35,335,160
HEICO Corp.	19,498	2,789,189
HEICO Corp., Class A	111,025	12,999,917
Lockheed Martin Corp.	36,323	15,986,116
Northrop Grumman Corp.	10,146	4,748,024

		83,649,788

Air Freight & Logistics — 0.6%
Expeditors International of Washington, Inc.	22,105	2,405,908
United Parcel Service, Inc., Class B	92,995	16,948,339

		19,354,247

Airlines — 0.0%
United Airlines Holdings, Inc.(a)	7,372	351,128

Auto Components — 0.1%
BorgWarner, Inc.	90,995	3,668,918

Automobiles — 1.8%
General Motors Co.(a)	174,581	6,752,793
Tesla, Inc.(a)	64,055	48,570,344

		55,323,137

Banks — 4.8%
Bank of America Corp.	1,204,085	44,791,962
Citigroup, Inc.	246,287	13,154,189
Huntington Bancshares, Inc.	77,860	1,080,697
JPMorgan Chase & Co.	352,445	46,603,802
Pinnacle Financial Partners, Inc.	51,315	4,178,067
PNC Financial Services Group, Inc.	41,626	7,301,617
Regions Financial Corp.	629,599	13,907,842
Truist Financial Corp.	43,378	2,157,622
U.S. Bancorp	49,449	2,624,258
Wells Fargo & Co.	255,004	11,671,533

		147,471,589

Beverages — 1.7%
Brown-Forman Corp., Class B	361,199	23,882,478
Coca-Cola Co.	5,957	377,554
Coca-Cola Europacific Partners PLC	13,545	719,646
Keurig Dr Pepper, Inc.	298,666	10,375,657
PepsiCo, Inc.	106,315	17,834,341

		53,189,676

Biotechnology — 1.0%
AbbVie, Inc.	45,556	6,713,588
Amgen, Inc.	68,417	17,565,380
Biogen, Inc.(a)	27,360	5,472,000

		29,750,968

Building Products — 0.3%
Builders FirstSource, Inc.(a)	17,731	1,154,111
Lennox International, Inc.	15,222	3,179,876
Owens Corning	49,952	4,774,412

		9,108,399

Capital Markets — 1.6%
Bank of New York Mellon Corp.	234,693	10,939,041
Blackstone, Inc.	2,630	309,788
Charles Schwab Corp.	156,393	10,963,149
CME Group, Inc.	18,949	3,767,630
FactSet Research Systems, Inc.	16,340	6,238,285
Intercontinental Exchange, Inc.	19,499	1,996,502

Security	Shares	Value

Capital Markets (continued)
Moody’s Corp.	19,382	$5,845,030
Stifel Financial Corp.	116,987	7,507,056

		47,566,481

Chemicals — 1.5%
CF Industries Holdings, Inc.	15,152	1,496,563
Corteva, Inc.	27,359	1,713,221
Ecolab, Inc.	168,448	27,610,312
FMC Corp.	16,364	2,005,899
Linde PLC	22,092	7,172,830
LyondellBasell Industries NV, Class A	11,830	1,351,577
Mosaic Co.	60,406	3,784,436

		45,134,838

Commercial Services & Supplies — 0.0%
Tetra Tech, Inc.	4,791	646,641

Communications Equipment — 0.3%
Ciena Corp.(a)	33,176	1,686,004
Cisco Systems, Inc.	10,127	456,222
Juniper Networks, Inc.	201,184	6,172,325

		8,314,551

Construction Materials — 0.0%
Vulcan Materials Co.	7,079	1,167,115

Consumer Finance — 1.3%
Ally Financial, Inc.	175,186	7,715,192
American Express Co.	136,034	22,965,260
Capital One Financial Corp.	51,480	6,582,233
Discover Financial Services	19,396	2,201,252
Synchrony Financial	9,859	365,177

		39,829,114

Diversified Consumer Services — 0.2%
H&R Block, Inc.	64,374	2,268,540
Service Corp. International	66,779	4,676,533

		6,945,073

Diversified Financial Services — 2.0%
Berkshire Hathaway, Inc., Class B(a)	96,634	30,534,411
Voya Financial, Inc.	461,473	31,661,663

		62,196,074

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	78,388	4,020,521

Electric Utilities — 1.8%
Entergy Corp.	202,344	24,346,030
NextEra Energy, Inc.	141,015	10,673,426
NRG Energy, Inc.	82,550	3,800,602
OGE Energy Corp.	362,907	14,988,059
Portland General Electric Co.	21,773	1,072,320

		54,880,437

Electrical Equipment — 0.7%
AMETEK, Inc.	47,944	5,823,758
Eaton Corp. PLC	109,905	15,232,833

		21,056,591

Electronic Equipment, Instruments & Components — 0.4%
Flex Ltd.(a)	308,693	5,269,390
Keysight Technologies, Inc.(a)	46,910	6,830,096
TE Connectivity Ltd.	11,416	1,477,116

		13,576,602

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services — 0.8%
Halliburton Co.	184,818	$7,485,129
Schlumberger NV	364,952	16,773,194

		24,258,323

Entertainment — 0.5%
Netflix, Inc.(a)	2,898	572,181
ROBLOX Corp., Class A(a)	11,452	342,873
Roku, Inc.(a)	10,616	1,007,458
Spotify Technology SA(a)	28,085	3,167,146
Take-Two Interactive Software, Inc.(a)	3,262	406,217
Walt Disney Co.(a)	78,775	8,699,911
Warner Bros Discovery, Inc.(a)	67,613	1,247,460

		15,443,246

Equity Real Estate Investment Trusts (REITs) — 2.9%
American Homes 4 Rent, Class A	107,348	3,967,582
American Tower Corp.	1,373	351,667
Brixmor Property Group, Inc.	198,896	4,849,084
Crown Castle International Corp.	77,275	14,655,204
CubeSmart	246,057	10,956,918
Equinix, Inc.	2,600	1,786,434
Equity LifeStyle Properties, Inc.	15,106	1,143,524
Extra Space Storage, Inc.	53,280	9,494,496
Life Storage, Inc.	80,620	9,413,191
Mid-America Apartment Communities, Inc.	16,514	2,989,034
Prologis, Inc.	213,030	27,157,064
Public Storage	3,120	1,031,597
RLJ Lodging Trust	56	752
SBA Communications Corp.	1,655	557,090
Sun Communities, Inc.	2,589	424,933

		88,778,570

Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	63,469	29,590,517
Kroger Co.	100,251	5,310,295
Walmart, Inc.	90,752	11,673,430

		46,574,242

Food Products — 0.9%
Bunge Ltd.	34,204	4,047,017
Hershey Co.	23,333	4,939,830
Kellogg Co.	51,426	3,586,449
McCormick & Co., Inc.	100,687	9,335,699
Tyson Foods, Inc., Class A	59,228	5,307,421

		27,216,416

Health Care Equipment & Supplies — 2.0%
Abbott Laboratories	99,510	11,688,445
Align Technology, Inc.(a)	20,150	5,594,446
Boston Scientific Corp.(a)	506,544	20,773,370
IDEXX Laboratories, Inc.(a)	39,536	15,483,088
Medtronic PLC	66,516	6,661,577

		60,200,926

Health Care Providers & Services — 3.7%
AmerisourceBergen Corp.	69,882	10,817,035
Anthem, Inc.	59,346	30,243,315
Cigna Corp.	25,859	6,937,711
CVS Health Corp.	160,691	15,546,854
McKesson Corp.	38,354	12,606,576
Molina Healthcare, Inc.(a)	11,134	3,231,310
UnitedHealth Group, Inc.	65,608	32,592,742

		111,975,543

Security	Shares	Value

Health Care Technology — 0.3%
Cerner Corp.	30,670	$2,909,050
Teladoc Health, Inc.(a)	147,411	5,025,241

		7,934,291

Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc.(a)	377	845,822
Choice Hotels International, Inc.	17,795	2,275,803
Domino’s Pizza, Inc.	3,204	1,163,597
Expedia Group, Inc.(a)	7,360	951,869
International Game Technology PLC	37,016	792,883
Marriott International, Inc., Class A	5,366	920,698
McDonald’s Corp.	37,497	9,457,118
Texas Roadhouse, Inc.	3,827	298,391
Travel + Leisure Co.	389,502	19,907,447
Wendy’s Co.	84,995	1,584,307
Yum! Brands, Inc.	39,037	4,741,824

		42,939,759

Household Durables — 0.5%
Garmin Ltd.	18,874	1,993,472
Whirlpool Corp.	65,107	11,995,314

		13,988,786

Household Products — 1.8%
Church & Dwight Co., Inc.	16,969	1,528,228
Colgate-Palmolive Co.	378,052	29,794,278
Procter & Gamble Co.	160,042	23,667,011

		54,989,517

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	53,943	10,444,444

Insurance — 2.8%
Allstate Corp.	19,561	2,673,793
Marsh & McLennan Cos., Inc.	132,395	21,176,580
MetLife, Inc.	540,961	36,455,362
Reinsurance Group of America, Inc.	37,784	4,755,116
Travelers Cos., Inc.	111,014	19,875,947

		84,936,798

Interactive Media & Services — 4.8%
Alphabet, Inc., Class A(a)	26,936	61,285,865
Alphabet, Inc., Class C(a)	21,740	49,584,157
Meta Platforms, Inc., Class A(a)	178,257	34,517,685

		145,387,707

Internet & Direct Marketing Retail — 2.8%
Amazon.com, Inc.(a)	34,426	82,766,645
eBay, Inc.	6,110	297,373
Etsy, Inc.(a)	11,582	939,532

		84,003,550

IT Services — 3.9%
Accenture PLC, Class A	22,482	6,709,978
Automatic Data Processing, Inc.	40,037	8,925,849
Block, Inc.(a)	32,197	2,817,559
Cognizant Technology Solutions Corp., Class A	98,570	7,363,179
EPAM Systems, Inc.(a)	4,246	1,437,356
Fidelity National Information Services, Inc.	102,925	10,755,662
Global Payments, Inc.	52,770	6,914,981
Mastercard, Inc., Class A	32,182	11,516,972
PayPal Holdings, Inc.(a)	173,722	14,802,852
Visa, Inc., Class A	205,784	43,661,191
Western Union Co.	125,256	2,272,144

		117,177,723

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services — 3.3%
Agilent Technologies, Inc.	225,581	$28,775,112
Bruker Corp.	20,827	1,301,271
Charles River Laboratories International, Inc.(a)	3,276	766,846
Danaher Corp.	94,467	24,922,284
Mettler-Toledo International, Inc.(a)	5,665	7,285,870
Syneos Health, Inc.(a)	253,655	18,742,568
Thermo Fisher Scientific, Inc.	34,831	19,769,031

		101,562,982

Machinery — 1.8%
Caterpillar, Inc.	17,823	3,847,095
Cummins, Inc.	19,264	4,028,488
Deere & Co.	13,955	4,992,820
Illinois Tool Works, Inc.	155,012	32,253,347
Otis Worldwide Corp.	61,363	4,565,407
PACCAR, Inc.	31,462	2,732,160
Stanley Black & Decker, Inc.	9,028	1,071,533

		53,490,850

Media — 2.2%
Altice USA, Inc., Class A(a)	296,888	3,378,586
Charter Communications, Inc., Class A(a)	27,026	13,700,290
Comcast Corp., Class A	632,950	28,027,026
Fox Corp., Class A	613,761	21,794,653
Fox Corp., Class B	12,100	395,791

		67,296,346

Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	162,595	6,354,212
Reliance Steel & Aluminum Co.	61,472	11,950,157

		18,304,369

Multiline Retail — 0.7%
Dollar General Corp.	24,251	5,343,465
Nordstrom, Inc.	13,177	348,268
Target Corp.	90,817	14,701,456

		20,393,189

Multi-Utilities — 1.2%
Black Hills Corp.	4,513	345,967
CMS Energy Corp.	212,883	15,123,208
DTE Energy Co.	152,543	20,243,981

		35,713,156

Oil, Gas & Consumable Fuels — 4.0%
Chevron Corp.	93,103	16,261,370
Devon Energy Corp.	46,070	3,450,643
EOG Resources, Inc.	197,897	27,103,973
Exxon Mobil Corp.	500,134	48,012,864
Marathon Oil Corp.	432,419	13,590,929
Occidental Petroleum Corp.	21,674	1,502,225
Phillips 66	74,292	7,489,377
Valero Energy Corp.	32,270	4,182,192

		121,593,573
Personal Products — 0.1%
Estee Lauder Cos., Inc., Class A	9,614	2,448,205

Pharmaceuticals — 4.5%
Eli Lilly & Co.	50,301	15,766,345
Johnson & Johnson	204,100	36,642,073
Merck & Co., Inc.	291,844	26,858,403
Perrigo Co. PLC	57,562	2,294,421
Pfizer, Inc.	372,695	19,767,743
Zoetis, Inc.	208,020	35,556,859

		136,885,844

Security	Shares	Value

Professional Services — 0.0%
Robert Half International, Inc.	15,694	$1,414,814

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	43,130	3,572,889

Road & Rail — 0.9%
CSX Corp.	93,990	2,987,942
Landstar System, Inc.	69,513	10,526,353
Norfolk Southern Corp.	12,939	3,100,961
Old Dominion Freight Line, Inc.	7,826	2,020,986
Ryder System, Inc.	61,895	4,952,838
Schneider National, Inc., Class B	51,264	1,237,513
Union Pacific Corp.	8,051	1,769,449

		26,596,042

Semiconductors & Semiconductor Equipment — 5.1%
Advanced Micro Devices, Inc.(a)	166,731	16,983,220
Analog Devices, Inc.	12,023	2,024,673
Applied Materials, Inc.	40,482	4,748,134
Broadcom, Inc.	10,611	6,155,759
Cirrus Logic, Inc.(a)	65,741	5,360,521
Intel Corp.	732,567	32,540,626
KLA Corp.	9,301	3,393,470
Lam Research Corp.	9,674	5,030,770
MaxLinear, Inc.(a)	20,712	819,988
Monolithic Power Systems, Inc.	14,058	6,331,583
NVIDIA Corp.	208,942	39,013,650
QUALCOMM, Inc.	139,105	19,922,618
Silicon Laboratories, Inc.(a)	66,559	9,927,941
Texas Instruments, Inc.	18,578	3,283,847

		155,536,800

Software — 9.7%
Adobe, Inc.(a)	40,710	16,954,901
Atlassian Corp. PLC, Class A(a)	2,100	372,372
Cadence Design Systems, Inc.(a)	55,533	8,537,088
Coupa Software, Inc.(a)	7,912	544,266
Fortinet, Inc.(a)	1,607	472,683
HubSpot, Inc.(a)	4,348	1,468,276
InterDigital, Inc.	7	457
Intuit, Inc.	19,066	7,902,094
Microsoft Corp.	658,295	178,970,662
Palo Alto Networks, Inc.(a)	5,986	3,009,641
Paycom Software, Inc.(a)	3,440	978,130
RingCentral, Inc., Class A(a)	39,582	2,499,207
Roper Technologies, Inc.	16,418	7,263,980
Salesforce, Inc.(a)	91,541	14,668,530
ServiceNow, Inc.(a)(b)	65,458	30,599,651
VMware, Inc., Class A	3,282	420,424
Workday, Inc., Class A(a)	122,765	19,188,170

		293,850,532

Specialty Retail — 1.8%
Advance Auto Parts, Inc.	10,925	2,074,221
American Eagle Outfitters, Inc.	310,816	3,763,982
Best Buy Co., Inc.	38,988	3,199,355
Home Depot, Inc.	96,446	29,199,026
Lowe’s Cos., Inc.	74,155	14,482,471
TJX Cos., Inc.	37,617	2,391,313
Tractor Supply Co.	1,752	328,255

		55,438,623

Technology Hardware, Storage & Peripherals — 7.4%
Apple Inc.	1,153,703	171,717,154
Dell Technologies, Inc., Class C	350,288	17,493,383
Hewlett Packard Enterprise Co.	1,055,418	16,464,521

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Core Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	438,416	$17,028,077
NetApp, Inc.	37,686	2,711,508

		225,414,643

Textiles, Apparel & Luxury Goods — 0.6%
Levi Strauss & Co., Class A	204,309	3,710,251
NIKE, Inc., Class B	69,406	8,248,903
PVH Corp.	11,447	811,249
Ralph Lauren Corp.	52,607	5,318,042
Tapestry, Inc.	13,834	477,273

		18,565,718

Thrifts & Mortgage Finance — 0.1%
Radian Group, Inc.	95,316	2,050,247

Tobacco — 0.5%
Altria Group, Inc.	197,753	10,696,460
Philip Morris International, Inc.	47,550	5,052,187

		15,748,647

Trading Companies & Distributors — 0.4%
SiteOne Landscape Supply, Inc.(a)	90,365	12,133,309

Wireless Telecommunication Services —0.1%
United States Cellular Corp.(a)	93,581	2,873,873

Total Long-Term Investments — 99.0% (Cost: $2,530,984,610)		3,014,336,380

Security	Shares	Value

Short-Term Securities(c)(d)

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.71%	27,372,151	$27,372,151
SL Liquidity Series, LLC, Money Market Series, 0.96%(e)	3,496,970	3,496,621

Total Short-Term Securities — 1.0% (Cost: $30,868,772)		30,868,772

Total Investments — 100.0% (Cost: $2,561,853,382)		3,045,205,152

Liabilities in Excess of Other Assets — (0.0)%		(247,002)

Net Assets — 100.0%		$3,044,958,150

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended May 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21		Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/22	Shares Held at 05/31/22	Income (Expense)		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$34,147,418	(a)	$ —	$ (6,775,267)(b)	$—	$—	$27,372,151	27,372,151	$23,916		$—

SL Liquidity Series, LLC, Money Market Series	8,245,198	(a)	—	(4,733,417)(b)	(10,258)	(4,902)	3,496,621	3,496,970	75,795	(c)	—

					$ (10,258)	$ (4,902)	$ 30,868,772		$99,711		$—

(a)	Represents value held by the Master Portfolio as of September 30, 2021.
(b)	Represents net amount purchased (sold) by the Fund and the Master Portfolio.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Core Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	166	06/17/22	$34,289	$46,141

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$46,141	$—	$—	$—	$46,141

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended May 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts		Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,896,199	)(a)	$—	$—	$—	$(1,896,199)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,294,186	(a)	$—	$—	$—	$1,294,186

(a)	Includes $(677,885) and $1,248,045 in realized gain/loss and net change in unrealized appreciation (depreciation), respectively, allocated from the Master Portfolio through April 22, 2022.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$46,143,821

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) May 31, 2022	BlackRock Advantage Large Cap Core Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$3,014,336,380	$—	$—	$3,014,336,380
Short-Term Securities
Money Market Funds	27,372,151	—	—	27,372,151

	$3,041,708,531	$—	$—	3,041,708,531

Investments valued at NAV(a)				3,496,621

				$3,045,205,152

Derivative Financial Instruments(b)
Assets
Equity Contracts	$46,141	$—	$—	$46,141

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

May 31, 2022

BlackRock Advantage Large Cap Core Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$3,014,336,380
Investments at value — affiliated(c)	30,868,772
Cash	3,095,673
Cash pledged for futures contracts	1,924,000
Receivables:
Investments sold	34,792,880
Securities lending income — affiliated	574
Capital shares sold	885,665
Dividends — affiliated	14,368
Dividends — unaffiliated	3,934,040
From the Manager	332,538
Prepaid expenses	74,595

Total assets	3,090,259,485

LIABILITIES
Collateral on securities loaned	3,496,621
Payables:
Investments purchased	35,887,706
Administration fees	115,567
Capital shares redeemed	2,066,888
Investment advisory fees	2,027,655
Directors’ and Officer’s fees	240
Other accrued expenses	1,005,639
Other affiliate fees	170,261
Service and distribution fees	321,781
Variation margin on futures contracts	208,977

Total liabilities	45,301,335

NET ASSETS	$3,044,958,150

NET ASSETS CONSIST OF
Paid-in capital	$2,476,165,024
Accumulated earnings	568,793,126

NET ASSETS	$3,044,958,150

(a) Investments, at cost — unaffiliated	$2,530,984,610
(b) Securities loaned, at value	$3,365,784
(c) Investments, at cost — affiliated	$30,868,772

F I N A N C I A L S T A T E M E N T S	15

Statement of Assets and Liabilities  (continued)

May 31, 2022

BlackRock Advantage Large Cap Core Fund
NET ASSET VALUE

Institutional
Net assets	$1,547,620,843

Shares outstanding	84,150,615

Net asset value	$18.39

Shares authorized	400 million

Par value	$0.10

Investor A
Net assets	$1,382,899,392

Shares outstanding	79,298,439

Net asset value	$17.44

Shares authorized	300 million

Par value	$0.10

Investor C
Net assets	$38,505,946

Shares outstanding	2,739,033

Net asset value	$14.06

Shares authorized	400 million

Par value	$0.10

Class K
Net assets	$61,965,095

Shares outstanding	3,367,699

Net asset value	$18.40

Shares authorized	2 billion

Par value	$0.10

Class R
Net assets	$13,966,874

Shares outstanding	881,526

Net asset value	$15.84

Shares authorized	200 million

Par value	$0.10

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

May 31, 2022

	BlackRock Advantage Large Cap Core Fund
	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

INVESTMENT INCOME
Dividends — unaffiliated	$5,006,228	$—
Dividends — affiliated	14,650	—
Securities lending income — affiliated — net	573	—
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	26,520,181	43,153,606
Dividends — affiliated	9,266	14,082
Securities lending income — affiliated — net	75,222	415,922
Foreign taxes withheld	(122,171)	(235,982)
Expenses	(8,437,341)	(14,033,455)
Fees waived	79,650	231,234

Total investment income	23,146,258	29,545,407

EXPENSES
Service and distribution — class specific	2,876,377	4,330,462
Transfer agent — class specific	2,490,684	4,001,298
Investment advisory	1,310,276	—
Administration	845,207	3,259,674
Administration — class specific	449,788	448,893
Professional	99,728	41,186
Registration	83,725	127,883
Printing and postage	44,169	34,217
Accounting services	23,939	7,001
Directors and Officer	3,138	960
Custodian	216	—
Miscellaneous	15,561	11,846

Total expenses	8,242,808	12,263,420
Less:
Fees waived and/or reimbursed by the Manager	(1,112,415)	(3,482,603)
Administration fees waived — class specific	(449,788)	(448,893)
Transfer agent fees waived and/or reimbursed — class specific	(1,384,157)	(2,422,150)

Total expenses after fees waived and/or reimbursed	5,296,448	5,909,774

Net investment income	17,849,810	23,635,633

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(41,049,775)	—
Futures contracts	(1,218,314)	—
Net realized gain from investments and futures contracts allocated from the Master Portfolio	147,409,390	591,709,028

	105,141,301	591,709,028

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(66,593,681)	—
Futures contracts	46,141	—
Net change in unrealized appreciation (depreciation) on investments and futures contracts allocated from the Master Portfolio	(220,379,846)	202,950,778

	(286,927,386)	202,950,778

Net realized and unrealized gain (loss)	(181,786,085)	794,659,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(163,936,275)	$818,295,439

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Statements of Changes in Net Assets

	BlackRock Advantage Large Cap Core Fund
	Period from 10/01/21 to 05/31/22	Year Ended September 30,
		2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$17,849,810	$23,635,633	$30,508,550
Net realized gain	105,141,301	591,709,028	112,611,353
Net change in unrealized appreciation (depreciation)	(286,927,386)	202,950,778	262,903,763

Net increase (decrease) in net assets resulting from operations	(163,936,275)	818,295,439	406,023,666

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(308,814,770)	(70,259,334)	(55,817,765)
Service	—	(15,503)	(10,976)
Investor A	(280,110,173)	(66,523,425)	(49,233,724)
Investor C	(8,989,662)	(1,882,579)	(3,748,502)
Class K	(11,248,178)	(1,855,510)	(139,588)
Class R	(2,790,705)	(595,042)	(1,066,999)

Decrease in net assets resulting from distributions to shareholders	(611,953,488)	(141,131,393)	(110,017,554)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	466,117,456	(125,973,220)	(146,334,325)

NET ASSETS
Total increase (decrease) in net assets	(309,772,307)	551,190,826	149,671,787
Beginning of period	3,354,730,457	2,803,539,631	2,653,867,844

End of period	$3,044,958,150	$3,354,730,457	$2,803,539,631

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund

	Institutional
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$23.32		$18.78		$16.87		$18.18		$21.42		$18.51

Net investment income(a)	0.13		0.19		0.22		0.25		0.25		0.21
Net realized and unrealized gain (loss)	(0.87)		5.31		2.41		(0.13)		2.71		4.01

Net increase (decrease) from investment operations	(0.74)		5.50		2.63		0.12		2.96		4.22

Distributions(b)
From net investment income	(0.19)		(0.22)		(0.29)		(0.20)		(0.23)		(0.19)
From net realized gain	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(4.19)		(0.96)		(0.72)		(1.43)		(6.20)		(1.31)

Net asset value, end of period	$18.39		$23.32		$18.78		$16.87		$18.18		$21.42

Total Return(c)
Based on net asset value	(5.20	)%(d)	30.31%		15.96%		1.41%		17.36%		23.78	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.61	%(g)(h)	0.68	%(i)	0.84	%(j)	0.82	%(j)	0.79	%(i)	0.86	%(i)

Total expenses after fees waived and/or reimbursed	0.48	%(g)(h)	0.48	%(i)	0.48	%(j)	0.47	%(j)	0.48	%(i)	0.75	%(i)

Net investment income	0.92	%(g)(h)	0.87	%(i)	1.29	%(j)	1.54	%(j)	1.44	%(i)	1.07	%(i)

Supplemental Data
Net assets, end of period (000)	$1,547,621		$1,721,850		$1,399,612		$1,325,232		$1,197,729		$514,830

Portfolio turnover rate(k)	73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)
	Investor A

	Period from 10/01/21 to 05/31/22		Year Ended September 30,

			2021		2020		2019		2018		2017

Net asset value, beginning of period	$22.30		$18.00		$16.20		$17.52		$20.84		$18.04

Net investment income(a)	0.09		0.13		0.17		0.20		0.20		0.16

Net realized and unrealized gain (loss)	(0.82)		5.08		2.31		(0.12)		2.63		3.89

Net increase (decrease) from investment operations	(0.73)		5.21		2.48		0.08		2.83		4.05

Distributions(b)

From net investment income	(0.13)		(0.17)		(0.25)		(0.17)		(0.18)		(0.13)

From net realized gain	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(4.13)		(0.91)		(0.68)		(1.40)		(6.15)		(1.25)

Net asset value, end of period	$17.44		$22.30		$18.00		$16.20		$17.52		$20.84

Total Return(c)
Based on net asset value	(5.37	)%(d)	30.01%		15.66%		1.18%		17.10%		23.38	%(e)

Ratios to Average Net Assets(f)

Total expenses	0.86	%(g)(h)	0.93	%(i)	1.09	%(j)	1.10	%(j)	1.14	%(i)	1.22	%(i)

Total expenses after fees waived and/or reimbursed	0.73	%(g)(h)	0.73	%(i)	0.73	%(j)	0.73	%(j)	0.73	%(i)	1.00	%(i)

Net investment income	0.67	%(g)(h)	0.62	%(i)	1.04	%(j)	1.30	%(j)	1.19	%(i)	0.81	%(i)

Supplemental Data

Net assets, end of period (000)	$1,382,899		$1,519,185		$1,325,195		$1,202,715		$929,540		$905,826

Portfolio turnover rate(k)	73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Investor C
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$18.68		$15.14		$13.72		$15.03		$18.61		$16.22

Net investment income (loss)(a)	(0.01)		(0.02)		0.04		0.07		0.06		(0.01)
Net realized and unrealized gain (loss)	(0.61)		4.28		1.95		(0.12)		2.29		3.50

Net increase (decrease) from investment operations	(0.62)		4.26		1.99		(0.05)		2.35		3.49

Distributions(b)
From net investment income	(0.00	)(c)	—		(0.14)		(0.03)		—		—
From net realized gain	(4.00)		(0.72)		(0.43)		(1.23)		(5.93)		(1.10)

Total distributions	(4.00)		(0.72)		(0.57)		(1.26)		(5.93)		(1.10)

Net asset value, end of period	$14.06		$18.68		$15.14		$13.72		$15.03		$18.61

Total Return(d)
Based on net asset value	(5.81	)%(e)	29.03%		14.80%		0.37%		16.24%		22.42	%(f)

Ratios to Average Net Assets(g)
Total expenses	1.69	%(h)(i)	1.69	%(j)	1.87	%(k)	1.89	%(k)	1.92	%(j)	1.97	%(j)

Total expenses after fees waived and/or reimbursed	1.48	%(h)(i)	1.48	%(j)	1.48	%(k)	1.48	%(k)	1.48	%(j)	1.87	%(j)

Net investment income (loss)	(0.08	)%(h)(i)	(0.13	)%(j)	0.32	%(k)	0.52	%(k)	0.44	%(j)	(0.04	)%(j)

Supplemental Data
Net assets, end of period (000)	$38,506		$42,561		$31,921		$95,571		$159,351		$190,416

Portfolio turnover rate(l)	73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(k)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(l)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class K

	Period from 10/01/21 to 05/31/22		Year Ended September 30,						Period from 01/25/18(a) to 09/30/18
			2021		2020		2019

Net asset value, beginning of period	$23.34		$18.79		$16.88		$18.19		$17.48

Net investment income(b)	0.13		0.20		0.22		0.31		0.18
Net realized and unrealized gain (loss)	(0.87)		5.32		2.42		(0.18)		0.53

Net increase (decrease) from investment operations	(0.74)		5.52		2.64		0.13		0.71

Distributions(c)
From net investment income	(0.20)		(0.23)		(0.30)		(0.21)		—
From net realized gain	(4.00)		(0.74)		(0.43)		(1.23)		—

Total distributions	(4.20)		(0.97)		(0.73)		(1.44)		—

Net asset value, end of period	$18.40		$23.34		$18.79		$16.88		$18.19

Total Return(d)
Based on net asset value	(5.18	)%(e)	30.42%		16.01%		1.45%		4.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.51	%(g)(h)	0.55	%(i)	0.70	%(j)	0.72	%(j)	0.72	%(g)(i)

Total expenses after fees waived and/or reimbursed	0.43	%(g)(h)	0.43	%(i)	0.43	%(j)	0.43	%(j)	0.43	%(g)(i)

Net investment income	0.98	%(g)(h)	0.91	%(i)	1.30	%(j)	1.87	%(j)	1.55	%(g)(i)

Supplemental Data
Net assets, end of period (000)	$61,965		$56,736		$34,078		$3,079		$2,458

Portfolio turnover rate(k)	73%		111%		99%		151%		148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Large Cap Core Fund (continued)

	Class R
	Period from 10/01/21 to 05/31/22		Year Ended September 30,
			2021		2020		2019		2018		2017

Net asset value, beginning of period	$20.60		$16.66		$15.03		$16.38		$19.85		$17.22

Net investment income(a)	0.05		0.07		0.13		0.15		0.15		0.10
Net realized and unrealized gain (loss)	(0.72)		4.70		2.13		(0.13)		2.47		3.72

Net increase (decrease) from investment operations	(0.67)		4.77		2.26		0.02		2.62		3.82

Distributions(b)
From net investment income	(0.09)		(0.09)		(0.20)		(0.14)		(0.12)		(0.07)
From net realized gain	(4.00)		(0.74)		(0.43)		(1.23)		(5.97)		(1.12)

Total distributions	(4.09)		(0.83)		(0.63)		(1.37)		(6.09)		(1.19)

Net asset value, end of period	$15.84		$20.60		$16.66		$15.03		$16.38		$19.85

Total Return(c)
Based on net asset value	(5.55	)%(d)	29.67%		15.38%		0.88%		16.83%		23.06	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.23	%(g)(h)	1.26	%(i)	1.37	%(j)	1.32	%(j)	1.38	%(i)	1.43	%(i)

Total expenses after fees waived and/or reimbursed	0.98	%(g)(h)	0.98	%(i)	0.98	%(j)	0.98	%(j)	0.98	%(i)	1.30	%(i)

Net investment income	0.42	%(g)(h)	0.37	%(i)	0.83	%(j)	1.04	%(j)	0.94	%(i)	0.52	%(i)

Supplemental Data
Net assets, end of period (000)	$13,967		$14,399		$12,416		$27,003		$41,488		$36,445

Portfolio turnover rate(k)	73%		111%		99%		151%		148%		130%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

From October 1, 2021 through April 25, 2022, the Fund invested in the Master Portfolio as part of a master-feeder structure and received its corresponding allocated fees waived and expenses and/or net investment income from the Master Portfolio. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.

(i)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of less than 0.01%.
(j)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income. Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.01%.
(k)	Portfolio turnover rate includes transactions from the Master Portfolio prior to April 25, 2022.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	23

Notes to Financial Statements

1. ORGANIZATION

BlackRock Large Cap Series Funds, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation is organized as a Maryland corporation. BlackRock Advantage Large Cap Core Fund (the “Fund”) is a series of the Corporation. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A, Investor C and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege

Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No(a)	None
Investor C Shares	No	Yes(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On February 8, 2022, the Board of Directors of the Fund (the “Board”) approved a change in the fiscal year end of the Fund, effective as of May 31, 2022, from September 30 to May 31.

Prior to April 25, 2022, the Fund invested all of its assets in Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of Master Large Cap Series LLC (the “Master LLC”) and an affiliate of the Fund, which had the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflected the Fund’s proportionate interest in the net assets of the Master Portfolio. The performance of the Fund was directly affected by the performance of the Master Portfolio. As of April 24, 2022, the Fund owned 100% of the Master Portfolio. For the period October 1, 2021 to April 24, 2022, the Master Portfolio allocated $18,124,807, $147,409,390 and $(220,379,846) from net investment income, net realized gains and net change in unrealized appreciation (depreciation), respectively, to the Fund.

On April 25, 2022, the Fund ceased to invest in the Master Portfolio as part of a “master-feeder” structure and began to operate as a stand-alone fund. In connection with this change, the Fund entered into a management agreement with BlackRock Advisors, LLC (the “Manager”), the terms of which are substantially the same as the management agreement between the Manager and the Master Portfolio, including the management fee rate. The Fund received net assets of $3,173,287,519, which included net unrealized appreciation of $549,890,062 in exchange for its ownership in the Master Portfolio. The cost basis for the investments received from the Master Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The change into a stand-alone structure did not result in a change in net assets of the Fund and did not create a taxable event for the Fund or its shareholders.

The Fund, together with certain other registered investment companies advised by the Manager or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.     SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Prior to April 25, 2022, for financial reporting purposes, the Fund’s contributions to and withdrawals from the Master Portfolio were accounted for on a trade date basis. The Fund recorded its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses were adjusted utilizing partnership tax allocation rules. In addition, the Fund accrued its own expenses. Income, expenses and realized and unrealized gains and losses were allocated daily to each class based on its relative net assets.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.     INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments. Prior to April 25, 2022, the Fund recorded its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements   (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.     SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received	Net Amount
Citigroup Global Markets, Inc.	$3,365,784	$ (3,365,784)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

5.     DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.     INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Prior to April 25, 2022, the Master Portfolio entered into an Investment Advisory Agreement with the Manager, the Master Portfolio’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager was responsible for the management of the Master Portfolio’s portfolio and provided the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

On April 25, 2022, the Corporation, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the terms of which are substantially the same as the Investment Advisory Agreement between the Manager and the Master Portfolio, including the investment advisory fee rate.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee

First $1 billion	0.45%
$1 Billion - $3 Billion	0.42
$3 Billion - $5 Billion	0.41
$5 Billion - $10 Billion	0.39
Greater than $10 Billion	0.38

Service and Distribution Fees: The Corporation, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Service	0.25%	N/A
Investor A	0.25	N/A
Investor C	0.25	0.75%
Class R	0.25	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements   (continued)

The following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21
Service(a)	$—	$702
Investor A	2,542,438	3,859,427
Investor C	284,160	401,520
Class R	49,779	68,813

	$2,876,377	$4,330,462

(a)	For the year ended September 30, 2021, the Service Class paid BRIL service fees at an annual rate of 0.25% based upon its average daily net assets.

Administration: The Corporation, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Administrator receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Administrator charges each of the share classes an administration fee, which is shown as administration—class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

The following table shows the class specific administration fees borne directly by each share class of the Fund:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$229,423	$217,428
Service	—	34
Investor A	203,745	216,952
Investor C	5,708	5,664
Class K	8,929	6,908
Class R	1,983	1,907

	$449,788	$448,893

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended May 31, 2022 and the year ended September 30, 2021, the Fund paid $1,163,770 and $1,207,750, respectively, for the Fund’s Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. The Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$14,915	$38,222
Service	—	2
Investor A	110,848	251,366
Investor C	2,236	4,996
Class K	39	95
Class R	111	181

	$128,149	$294,862

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

The following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$1,270,675	$1,908,576
Service	—	264
Investor A	1,140,547	2,005,074
Investor C	56,028	59,306
Class K	1,288	504
Class R	22,146	27,574

	$2,490,684	$4,001,298

Other Fees: For the period ended May 31, 2022 and year ended September 30, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $29,979 and $45,256, respectively.

Affiliates received CDSCs as follows:

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Investor A	$29,019	$7,340
Investor C	5,247	1,184

	$34,266	$8,524

Expense Limitations, Waivers and Reimbursements: Effective April 25, 2022, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the period from April 25, 2022 to May 31, 2022, the amount waived was $1,602.

Effective April 25, 2022, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the period from April 25, 2022 to May 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Share Class	Expense Limitations

Institutional	0.48%
Investor A	0.73
Investor C	1.48
Class K	0.43
Class R	0.98

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended May 31, 2022 and the year ended September 30, 2021, the Manager waived and/or reimbursed investment advisory fees of $1,110,813 and $3,482,603, respectively, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. Class specific expense waivers and/or reimbursements were as follows:

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements   (continued)

	Administration Fees Waived —class specific

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$229,423	$217,428
Service	—	34
Investor A	203,745	216,952
Investor C	5,708	5,664
Class K	8,929	6,908
Class R	1,983	1,907

	$449,788	$448,893

	Transfer Agent Fees Waived and/or Reimbursed — class specific

Share Class	Period from 10/01/21 to 05/31/22	Year Ended 09/30/21

Institutional	$697,219	$1,125,340
Service	—	129
Investor A	627,815	1,238,020
Investor C	40,445	37,120
Class K	1,288	504
Class R	17,390	21,037

	$1,384,157	$2,422,150

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income -- affiliated -- net in the Statements of Operations. For the period ended May 31, 2022, the Fund paid BIM $23,038, including $22,799 from the Master Portfolio prior to April 25, 2022, for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

During the period ended May 31, 2022, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Corporation are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the period ended May 31, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 48,598,314	$31,869,853	$(304,320)

These amounts include purchases, sales and realized (gain/loss) from the Master Portfolio for the period from October 1, 2021 to April 25, 2022 of $10,292,423, $6,152,155 and $965,688, respectively.

7.	PURCHASES AND SALES

For the period ended May 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were $3,009,111,982 and $3,130,408,641, respectively. These amounts include purchases and sales of investments from the Master Portfolio, excluding short-term investments and in-kind transactions, for the period from October 1, 2021 to April 25, 2022 of $2,684,616,880 and $2,786,982,983, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to the difference between accounting and tax basis of investments were reclassified to the following accounts:

Amounts
Paid-in capital	$(3,880,200)
Accumulated earnings (loss)	3,880,200

The tax character of distributions paid was as follows:

	05/31/22	09/30/21(a)	09/30/20
Ordinary income	$300,626,296	$74,893,922	$43,086,990
Long-term capital gains	311,327,192	66,237,471	66,930,564

	$611,953,488	$141,131,393	$110,017,554

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings were as follows:

Amounts
Undistributed ordinary income	$11,558,347
Undistributed long-term capital gains	142,361,333
Net unrealized gains(a)	445,913,326
Qualified late-year losses(b)	(31,039,880)

$568,793,126

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, characterization of corporate actions, the difference between accounting and tax basis of investments and the timing and recognition of partnership income.

(b)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of May 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$2,599,303,443

Gross unrealized appreciation	$589,968,591
Gross unrealized depreciation	(144,066,882)

Net unrealized appreciation (depreciation)	$445,901,709

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a Fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 10/01/21 to 05/31/22		Year Ended 09/30/21		Year Ended 09/30/20

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	4,675,752	$96,402,525	11,122,519	$251,323,550	14,672,377	$236,424,103

Shares issued in reinvestment of distributions	13,928,034	288,867,428	3,302,822	63,900,785	3,004,561	51,468,128

Shares redeemed	(8,280,673)	(170,654,461)	(15,124,464)	(321,784,632)	(21,690,796)	(370,351,655)

	10,323,113	$214,615,492	(699,123)	$(6,560,297)	(4,013,858)	$(82,459,424)

Service(a)

Shares sold	—	$—	548	$11,010	1,857	$32,000

Shares issued in reinvestment of distributions	—	—	804	15,503	643	10,976

Shares redeemed	—	—	(18,313)	(426,166)	(1,456)	(20,439)

	—	$—	(16,961)	$(399,653)	1,044	$22,537

Investor A

Shares sold and automatic conversion of shares	4,220,054	$83,106,936	5,247,188	$107,401,444	8,435,219	$138,418,366

Shares issued in reinvestment of distributions	13,306,804	262,010,951	3,379,506	62,612,624	2,829,577	46,546,545

Shares redeemed	(6,366,773)	(124,698,000)	(14,126,753)	(303,828,770)	(11,881,618)	(193,233,206)

	11,160,085	$220,419,887	(5,500,059)	$(133,814,702)	(616,822)	$(8,268,295)

Investor C

Shares sold	400,679	$6,350,905	1,269,667	$21,139,842	699,588	$9,457,355

Shares issued in reinvestment of distributions	554,976	8,840,764	118,023	1,844,502	251,333	3,501,073

Shares redeemed and automatic conversion of shares	(494,580)	(7,852,572)	(1,217,765)	(20,462,871)	(5,806,920)	(82,572,915)

	461,075	$7,339,097	169,925	$2,521,473	(4,855,999)	$(69,614,487)

Class K

Shares sold	1,076,338	$23,074,817	924,918	$19,893,604	1,859,548	$33,643,298

Shares issued in reinvestment of distributions	542,342	11,248,178	95,892	1,855,510	7,666	131,322

Shares redeemed	(682,182)	(13,799,154)	(403,241)	(8,643,340)	(236,009)	(4,017,643)

	936,498	$20,523,841	617,569	$13,105,774	1,631,205	$29,756,977

Class R

Shares sold	207,005	$3,605,109	195,034	$3,743,255	158,762	$2,320,612

Shares issued in reinvestment of distributions	155,818	2,790,704	34,683	595,042	69,953	1,066,777

Shares redeemed	(180,329)	(3,176,674)	(276,127)	(5,164,112)	(1,280,021)	(19,159,022)

	182,494	$3,219,139	(46,410)	$(825,815)	(1,051,306)	$(15,771,633)

	23,063,265	$466,117,456	(5,475,059)	$(125,973,220)	(8,905,736)	$(146,334,325)

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Large Cap Core Fund and the Board of Directors of BlackRock Large Cap Series Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc. (the “Fund”), including the schedule of investments, as of May 31, 2022, the related statements of operations for the period from October 1, 2021 through May 31, 2022 and for the year ended September 30, 2021, the statements of changes in net assets for the period from October 1, 2021 through May 31, 2022 and for each of the two years in the period ended September 30, 2021, the financial highlights for the period from October 1, 2021 through May 31, 2022 and for each of the five years in the period ended September 30, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2022, and the results of its operations for the period from October 1, 2021 through May 31, 2022 and for the year ended September 30, 2021, the changes in its net assets for the period from October 1, 2021 through May 31, 2022 and for each of the two years in the period ended September 30, 2021, and the financial highlights for the period from October 1, 2021 through May 31, 2022 and for each of the five years in the period ended September 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2022:

Fund Name	Qualified Dividend Income

BlackRock Advantage Large Cap Core Fund	$28,517,999

The Fund hereby designates the following amount, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the period ended ended May 31, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends

BlackRock Advantage Large Cap Core Fund	$311,327,192

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the period ended May 31, 2022 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction

BlackRock Advantage Large Cap Core Fund	13.28%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the period ended May 31, 2022:

Fund Name	Qualified Short-Term Capital Gains Dividends

BlackRock Advantage Large Cap Core Fund	$276,965,800

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

At a meeting on February 7-9, 2022 (the “February Meeting”), the Board of Directors of BlackRock Large Cap Series Funds, Inc. (the “Company”), on behalf of BlackRock Advantage Large Cap Core Fund (the “Fund”), a series of the Company, and the Board of Master Large Cap Series LLC (the “Master Fund”), on behalf of Master Advantage Large Cap Core Portfolio (the “Master Portfolio”), a series of the Master Fund, approved the conversion of the Fund from a feeder fund that invests its assets into the Master Fund into a stand-alone fund that makes direct investments. In connection with the conversion, the Board of Directors of the Master Fund also approved the termination of the Master Fund.

At the February Meeting, the Board of Directors of the Company considered the initial approval of the proposed investment advisory agreement between BlackRock Advisors, LLC (the “Manager”) and the Company, on behalf of the Fund (the “Agreement”). The Board of Directors of the Company was informed that the Agreement was substantively the same as the investment advisory agreement in place at that time between the Manager and the Master Fund, with respect to the Master Portfolio (the “Existing Agreement”).

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board of Directors of the Company is required to consider the initial approval of the Agreement. The Board members who are not “interested persons” of the Company, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”).

The Board of Directors of the Master Fund met in person on April 7, 2021 (the “April Meeting”) and on May 10-12, 2021 (the “May Meeting”) to consider the approval of the Existing Agreement. Because the Fund was a “feeder” fund that invested all of its investable assets in the Master Fund, the Board of Directors of the Master Fund also considered the approval of the Existing Agreement with respect to the Fund. At the May Meeting, the Board of Directors of the Master Fund, including the independent board members, approved the continuation of the Existing Agreement for a one-year term ending June 30, 2022. The Board of Directors of the Company, including the Independent Board Members, also considered the continuation of the Existing Agreement and found the Existing Agreement to be satisfactory.

The materials reviewed and the factors considered by the Board of Directors of the Company at the February Meeting in connection with approval of the proposed Agreement were substantially the same as the materials reviewed and the factors the Board of Directors of the Master Fund considered at the April Meeting and the May Meeting with respect to consideration of the approval of the Existing Agreement with respect to the Fund. A discussion of the basis for the Board of Directors of Master Fund’s approval and the Board of Directors of the Company’s consideration of the Existing Agreement at the May Meeting is included in the annual shareholder report of the Fund for the period ended September 30, 2021.

Following discussion, at the February Meeting the Board of Directors of the Company, including the Independent Board Members, approved the Agreement between the Manager and the Company, with respect to the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of Directors of the Company, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board of Directors of the Company did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			29 RICs consisting of 163 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			29 RICs consisting of 163 Portfolios	None

Collette Chilton 1958	Director (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			29 RICs consisting of 163 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			29 RICs consisting of 163 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			29 RICs consisting of 163 Portfolios	None

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Director (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			29 RICs consisting of 163 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	29 RICs consisting of 163 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Director (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee,Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			29 RICs consisting of 163 Portfolios	None

Joseph P. Platt 1947	Director (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			29 RICs consisting of 163 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Director (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			29 RICs consisting of 163 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	39

Director and Officer Information  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Claire A. Walton 1957	Director (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			29 RICs consisting of 163 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.

			98 RICs consisting of 262 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015), President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Corporation serve at the pleasure of the Board.

Further information about the Fund’s Directors and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Director of the Corporation.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	41

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Corporation

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	43

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CAPSERIES-5/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrants’ board of directors (the “board of directors”), has determined that (i) each registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End	Current Fiscal Year End[3]	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$29,988	$29,694	$8,091	$207	$15,500	$13,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End[3]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$2,098,000	$2,032,000
[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.
[4]

Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by each registrant’s Committee. Each Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that each Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by each Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless each Committee provides for a different period. Tax or other non-audit services provided to the registrant which has a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by each registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). Each Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to each Committee for ratification. Each Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End[1]	Previous Fiscal Year End
BlackRock Advantage Large Cap Core Fund	$23,591	$13,307

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End[1]	Previous Fiscal Year End
$2,098,000	$2,032,000

[1]	The registrant changed its fiscal year end from September 30 to May 31 effective May 31, 2022 whereby this fiscal year consists of the eight months ended May 31, 2022.

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Large Cap Series Funds, Inc.

Date: July 21, 2022